Share-based Compensation - Schedule of Assumptions Used for Estimating the Fair Value of Options (Detail) - Options [member]	9 Months Ended
	Jul. 31, 2019 CAD ($) yr	Jul. 31, 2018 CAD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	2.03%	1.71%
Expected option life, years | yr	6.3	6.3
Expected volatility	12.64%	13.91%
Expected dividend yield	3.48%	3.50%
Exercise price/share price | $	$ 69.39	$ 72.64